EX-99.3


                  DECKERS OUTDOOR CORPORATION AND SUBSIDIARIES
                   PRO FORMA UNAUDITED CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

On November 25, 2002, Deckers Outdoor Corporation (the "Company") completed an acquisition (the "Acquisition") of the worldwide Teva patents, trademarks and other assets (the "Acquired Assets") from Mark Thatcher, the Company's former licensor and the inventor of the Teva patents. As a result of the Acquisition, the Company now owns all of the Teva worldwide assets including all patents, tradenames, trademarks and all other intellectual property, as well as Teva's existing catalog and internet retailing business, which includes the operations of Teva Sport Sandals, Inc. (the "Acquired Business").

The following unaudited pro forma condensed consolidated balance sheet assumes the acquisition of the Acquired Business occurred on September 30, 2002. The unaudited pro forma condensed consolidated statements of operations show the results of operations for the year ended December 31, 2001 and for the nine months ended September 30, 2002 as if the acquisition had occurred on January 1, 2001. See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2002 includes the consolidated balance sheet of the Company as of September 30, 2002 and the balance sheet of the Acquired Business as of November 25, 2002. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2001 includes the consolidated statement of operations for the Company and for the Acquired Business both for the year ended December 31, 2001. The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2002 includes the consolidated statement of operations for the Company and for the Acquired Business both for the nine months ended September 30, 2002.

The unaudited pro forma condensed consolidated financial statements may not be indicative of either what the consolidated operations and financial position would have been had the Company had control of the Acquired Business's assets as of January 1, 2001 or the future results of operations of the consolidated companies.

                           DECKERS OUTDOOR CORPORATION
                                AND SUBSIDIARIES
                 Pro Forma Condensed Consolidated Balance Sheets
                               September 30, 2002
                                   (Unaudited)

                                                      DECKERS          TEVA SPORT
                                                      OUTDOOR           SANDALS,             PRO FORMA            PRO FORMA
                                                    CORPORATION           INC.              ADJUSTMENTS          CONSOLIDATED
                                                    -----------           ----              -----------          ------------
                     ASSETS
Current assets

  Cash and cash equivalents                        $ 20,491,000                --           (11,555,000)(1)         8,936,000
  Trade accounts receivable, net                     15,783,000             6,000                11,000(1)         15,800,000
  Inventories                                        18,058,000           391,000                                  18,449,000
  Prepaid expenses and other current assets           1,283,000            32,000                                   1,315,000
  Refundable and deferred tax assets                  4,070,000                --                                   4,070,000
                                                   ------------           -------            ----------           -----------
          Total current assets                       59,685,000           429,000           (11,544,000)           48,570,000

Property and equipment, at cost, net                  3,592,000            88,000                                   3,680,000
Trademarks, net                                         118,000                --            51,000,000(1)         51,118,000
Goodwill, net                                         6,782,000                --            11,329,000(1)         18,111,000
Other intangible assets, net                          2,269,000                --              (477,000)(1)         1,792,000
Other assets, net                                       448,000                --             1,344,000(1)          1,792,000
                                                   ------------           -------            ----------           -----------
                                                   $ 72,894,000           517,000            51,652,000           125,063,000
                                                   ============           =======            ==========           ===========

      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Notes payable and current installments
          of long-term debt                        $    156,000                --                                     156,000
     Trade accounts payable                           6,897,000            50,000               (50,000)(1)         6,897,000
     Accrued expenses                                 7,864,000            72,000                                   7,936,000
                                                   ------------           -------            ----------           -----------
          Total current liabilities                  14,917,000           122,000               (50,000)           14,989,000
                                                   ------------           -------            ----------           -----------

Long-term debt, less current installments                41,000                              46,042,000(1)         46,083,000

Stockholders' equity:
     Preferred stock                                         --                --             5,500,000(1)          5,500,000
     Common stock                                        93,000                --                 1,000(1)             94,000
     Additional paid-in capital                      25,486,000           395,000               159,000(1)         26,040,000
     Retained earnings                               32,535,000                --                                  32,535,000
     Accumulated other comprehensive income            (178,000)               --                                    (178,000)
                                                   ------------           -------            ----------           -----------
          Total stockholders' equity                 57,936,000           395,000             5,660,000            63,991,000
                                                   ------------           -------            ----------           -----------
                                                   $ 72,894,000           517,000            51,652,000           125,063,000
                                                   ============           =======            ==========           ===========

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                           DECKERS OUTDOOR CORPORATION
                                AND SUBSIDIARIES
            Pro Forma Condensed Consolidated Statements of Operations
                          Year ended December 31, 2001
                                   (Unaudited)

                                            DECKERS
                                            OUTDOOR          TEVA SPORT             PRO FORMA             PRO FORMA
                                          CORPORATION       SANDALS, INC.          ADJUSTMENTS          CONSOLIDATED
                                          -----------       -------------          -----------          ------------
Net sales                                $ 91,461,000          5,025,000            (2,927,000)(2)        93,559,000
Cost of sales                              52,903,000          1,916,000            (1,609,000)(2)        53,210,000
                                         ------------          ---------            ----------            ----------
    Gross profit                           38,558,000          3,109,000            (1,318,000)           40,349,000

Selling, general and administrative
  expenses                                 34,040,000          2,263,000            (5,344,000)(3)        30,959,000
Litigation costs                            2,180,000                 --                    --             2,180,000
                                         ------------          ---------            ----------            ----------
    Income from operations                  2,338,000            846,000             4,026,000             7,210,000

Other expense (income):
    Interest, net                            (308,000)           (34,000)            5,342,000(4)          5,000,000
    Other                                    (165,000)                --                    --              (165,000)
                                         ------------          ---------            ----------            ----------
        Income before income taxes          2,811,000            880,000            (1,316,000)            2,375,000

Income taxes                                1,185,000                 --              (184,000)(5)         1,001,000
                                         ------------          ---------            ----------            ----------
        Net income                       $  1,626,000            880,000            (1,132,000)            1,374,000
                                         ============          =========            ==========            ==========


Net income per share:
    Basic                                $       0.18                                                           0.15
    Diluted                                      0.17                                                           0.12
                                         ============                                                     ==========

Weighted-average shares:
    Basic                                   9,247,000                                                      9,347,000(6)
    Diluted                                 9,661,000                                                     11,299,000(6)
                                         ============                                                     ==========


See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                           DECKERS OUTDOOR CORPORATION
                                AND SUBSIDIARIES
            Pro Forma Condensed Consolidated Statements of Operations
                      Nine months ended September 30, 2002
                                   (Unaudited)

                                                DECKERS
                                                OUTDOOR          TEVA SPORT           PRO FORMA            PRO FORMA
                                              CORPORATION       SANDALS, INC.        ADJUSTMENTS         CONSOLIDATED
                                              -----------       -------------        -----------         ------------
Net sales                                    $ 73,355,000          4,774,000         (2,961,000)(2)        75,168,000
Cost of sales                                  41,472,000          1,798,000         (1,643,000)(2)        41,627,000
                                             ------------          ---------         ----------            ----------
  Gross profit                                 31,883,000          2,976,000         (1,318,000)           33,541,000

Selling, general and administrative
  expenses                                     27,856,000          2,221,000         (4,603,000)(3)        25,474,000
Litigation costs                                3,518,000                 --                 --             3,518,000
                                             ------------          ---------         ----------            ----------
    Income from operations                        509,000            755,000          3,285,000             4,549,000

Other expense (income):
  Interest, net                                   (58,000)           (47,000)         3,912,000(4)          3,807,000
  Other                                            73,000                 --                 --                73,000
                                             ------------          ---------         ----------            ----------
    Income before income taxes and
      cumulative effect of accounting
      change                                      494,000            802,000           (627,000)              669,000

Income taxes                                      237,000                 --             84,000(5)            321,000
                                             ------------          ---------         ----------            ----------
    Income before cumulative effect of
      accounting change                           257,000            802,000           (711,000)              348,000

Cumulative effect of accounting change,
  net of $843,000 income tax benefit           (8,973,000)                --                 --            (8,973,000)
                                             ------------          ---------         ----------            ----------
            Net income (loss)                $ (8,716,000)           802,000           (711,000)           (8,625,000)
                                             ============          =========         ==========            ==========


                                   (Continued)

                           DECKERS OUTDOOR CORPORATION
                                AND SUBSIDIARIES
      Pro Forma Condensed Consolidated Statements of Operations, Continued
                      Nine months ended September 30, 2002
                                   (Unaudited)

                                               DECKERS
                                               OUTDOOR           TEVA SPORT       PRO FORMA         PRO FORMA
                                             CORPORATION       SANDALS, INC.     ADJUSTMENTS      CONSOLIDATED
                                            -------------      -------------     -----------      ------------
Basic income per common share before
      cumulative effect of accounting
      change                                $        0.03                                                 0.04
Cumulative effect of accounting change              (0.97)                                               (0.96)
                                            -------------                                           ----------
Basic loss per common share                 $       (0.94)                                               (0.92)
                                            =============                                           ==========
Average basic common shares                     9,307,000                                            9,407,000(6)
                                            =============                                           ==========

Diluted income per common share before
      cumulative effect of accounting
      change                                $        0.03                                                 0.03
Cumulative effect of accounting change
                                                    (0.93)                                               (0.80)
                                            -------------                                           ----------
Diluted loss per common share               $       (0.90)                                               (0.77)
                                            =============                                           ==========
Average diluted common shares                   9,642,000                                           11,271,000(6)
                                            =============                                           ==========

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                           DECKERS OUTDOOR CORPORATION
                                AND SUBSIDIARIES
    Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements


The unaudited pro forma condensed consolidated balance sheet as of September 30, 2002 includes the consolidated balance sheet of Deckers Outdoor Corporation ("the Company") as of September 30, 2002 and the balance sheet of Teva Sport Sandals, Inc. ("the Acquired Business") as of November 25, 2002 on a historical cost basis. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2001 includes the consolidated statement of operations for the Company and for the Acquired Business both for the year ended December 31, 2001 on a historical cost basis. The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2002 includes the consolidated statement of operations for the Company and for the Acquired Business both for the nine months ended September 30, 2002 on a historical cost basis. Pro forma adjustments to reflect the impact of applying purchase accounting to the historical basis of the assets acquired and liabilities assumed and their pro forma impact on the results of operations are presented below. The allocation of the purchase price is preliminary and is subject to revision based upon the completion of fair value evaluations including the allocation to identifiable intangibles and goodwill.

(1) Recognizes the acquisition of Teva by the Company for cash consideration of $43,000,000 and the issuance of a subordinated note to Mr. Thatcher of $13,000,000, preferred stock of $5,500,000, 100,000 shares of common stock valued at $367,000 and 100,000 stock options valued at $187,000. The cash consideration was financed through the use of existing cash on hand, $12,042,000 from the Company's revolving line of credit, $7,000,000 of senior debt provided by Comerica Bank and the issuance of $14,000,000 of senior subordinated notes to an unaffiliated third party.

                                                       DEBIT (CREDIT)
                                   ---------------------------------------------------
                                                         ELIMINATE             NET
                                   RECORD PURCHASE      INTERCOMPANY        PRO FORMA
                                     TRANSACTION          AMOUNTS          ADJUSTMENTS
                                     -----------          -------          -----------
Cash                                $(11,555,000)                          (11,555,000)
Trade accounts receivable, net           456,000           (445,000)            11,000
Trademarks                            51,000,000                            51,000,000
Goodwill                              11,329,000                            11,329,000
Other intangible assets                 (477,000)                             (477,000)
Other assets                           1,344,000                             1,344,000
Trade accounts payable                        --             50,000             50,000
Long-term debt                       (46,042,000)                          (46,042,000)
Preferred stock                       (5,500,000)                           (5,500,000)
Common stock                              (1,000)                               (1,000)
Additional paid-in capital              (554,000)           395,000           (159,000)
                                    ------------       ------------       ------------
                                              --                 --                 --
                                    ------------       ------------       ------------

(2) Eliminates sales from the Company to the Acquired Business as well as the management fee paid to the Acquired Business by Mr. Thatcher during the respective periods reported.

                                               TWELVE          NINE
                                            MONTHS ENDED    MONTHS ENDED
                                            DECEMBER 31,    SEPTEMBER 30,
                                                2001            2002
                                            ------------    -------------
Intercompany sales to Acquired Business      $1,609,000       1,643,000
Management fee                                1,318,000       1,318,000
                                             ----------       ---------
   Total pro forma adjustments to sales      $2,927,000       2,961,000
                                             ==========       =========

                           DECKERS OUTDOOR CORPORATION
                                AND SUBSIDIARIES
    Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements


(3) Eliminates royalty payments made to Mr. Thatcher during the reporting periods, reverses contractual marketing costs that the Company was required to spend under the licensing agreement, reverses amortization expensed for the Teva license agreement and extensions and records amortization on new patents, trademarks and copyrights acquired in the Acquisition.

                                                                  TWELVE           NINE
                                                               MONTHS ENDED     MONTHS ENDED
                                                               DECEMBER 31,     SEPTEMBER 30,
                                                                   2001             2002
                                                                   ----             ----
Royalty expense                                                $(4,194,000)       (3,621,000)
Contractual marketing costs                                       (207,000)         (256,000)
Prior amortization on license fees and extension payments       (1,190,000)         (893,000)
Additional amortization related to purchase agreement              247,000           167,000
                                                               -----------        ----------
    Total pro forma adjustments to selling, general
          and administrative expenses                          $(5,344,000)       (4,603,000)
                                                               ===========        ==========

(4) Eliminates prior interest income on excess cash balances during the reporting periods and records interest expense on new debt instruments, as referred to in Note 1 above.

(5) Adjusts income taxes to the Company's tax rate for the period reported, which were 42.2% and 48.0% for the twelve months ended December 31, 2001 and for the nine months ended September 30, 2002, respectively.

(6) Average basic common shares includes 100,000 shares of common stock issued to Mr. Thatcher in connection with the acquisition. Average diluted common shares also includes the potential dilutive impact of the conversion of the preferred stock (1,514,317 shares) and the impact of the 100,000 stock options, using the treasury stock method of accounting (23,537 and 16,410 shares for the twelve months ended December 31, 2001 and for the nine months ended September 30, 2002, respectively).